Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2024
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-In-Interest Transactions

NOTE 4. PARTY-IN-INTEREST TRANSACTIONS

Certain Plan investments are units of investment funds managed or sponsored by the John Hancock Life Insurance Company, the trustee as defined by the Plan; therefore, these transactions qualify as party-in-interest transactions.

The Plan’s assets also consist of common stock of the Company, which are held by the trustees of the Plan. Company contributions are held and managed by the trustees, who invest cash received. Certain administrative and investment advisory services are performed by Raymond James FSA, Inc. and Wilshire Associates, Inc., who serve as the third-party administrators of the Plan. These companies charge administrative expenses that consist primarily of accounting, investment advisory and brokerage fees to service the Plan; therefore, these transactions qualify as party-in-interest transactions. Fees paid by the Plan for these services were $10,976 for the year ended December 31, 2024 and are included in net appreciation in fair value of investments. The Company pays directly any other fees related to Plan operations.

Investment in the Company’s common stock represented approximately 29.5% and 29.1% of total assets as of December 31, 2024 and 2023, respectively.